Exhibit 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended
	March 31		Variance
	2006	2005	$	%
	(dollars in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$192,652	$140,810	$51,842	36.8%
Interest expense	77,609	42,562	35,047	82.3%

Net Interest Income	115,043	98,248	16,795	17.1%
Provision for loan losses	1,000	800	200	25.0%
Investment securities gains	2,665	3,315	(650)	-19.6%
Other income	33,942	32,538	1,404	4.3%
Other expenses	88,016	73,828	14,188	19.2%

Income Before Income Taxes	62,634	59,473	3,161	5.3%
Income taxes	18,755	18,037	718	4.0%

Net Income	$43,879	$41,436	$2,443	5.9%

PER-SHARE DATA:
Net income:
Basic	$0.27	$0.26	$0.01	3.8%
Diluted	0.27	0.26	0.01	3.8%

Cash dividends	0.145	0.132	0.013	9.8%

ENDING BALANCES:
Total assets	$14,174,485	$11,418,318	$2,756,167	24.1%
Loans, net of unearned income	9,718,710	7,682,687	2,036,023	26.5%
Deposits	9,953,846	7,976,162	1,977,684	24.8%
Short-term borrowings	1,530,381	1,265,360	265,021	20.9%
Long-term debt	1,058,800	773,129	285,671	36.9%
Shareholders’ equity	1,448,339	1,240,511	207,828	16.8%

AVERAGE BALANCES:
Total assets	$13,478,675	$11,214,049	$2,264,626	20.2%
Loans, net of unearned income	9,227,642	7,605,523	1,622,119	21.3%
Deposits	9,449,677	7,912,243	1,537,434	19.4%
Short-term borrowings	1,487,295	1,239,454	247,841	20.0%
Long-term debt	995,478	683,472	312,006	45.7%
Shareholders’ equity	1,386,824	1,251,693	135,131	10.8%
NOTE: All financial information for 2005 has been restated for the impact of adopting Statement of Financial Accounting Standards No. 123R, “Share-Based Payment”. Statement 123R requires the recognition of compensation expense for stock options.

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended
	March 31	December 31	Variance
	2006	2005	$	%
	(dollars in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$192,652	$172,279	$20,373	11.8%
Interest expense	77,609	64,354	13,255	20.6%

Net Interest Income	115,043	107,925	7,118	6.6%
Provision for loan losses	1,000	780	220	28.2%
Investment securities gains	2,665	987	1,678	170.0%
Other income	33,942	32,945	997	3.0%
Other expenses	88,016	82,737	5,279	6.4%

Income Before Income Taxes	62,634	58,340	4,294	7.4%
Income taxes	18,755	17,434	1,321	7.6%

Net Income	$43,879	$40,906	$2,973	7.3%

PER-SHARE DATA:
Net income:
Basic	$0.27	$0.26	$0.01	3.8%
Diluted	0.27	0.26	0.01	3.8%

Cash dividends	0.145	0.145	—	—

ENDING BALANCES:
Total assets	$14,174,485	$12,401,555	$1,772,930	14.3%
Loans, net of unearned income	9,718,710	8,424,728	1,293,982	15.4%
Deposits	9,953,846	8,804,839	1,149,007	13.0%
Short-term borrowings	1,530,381	1,298,962	231,419	17.8%
Long-term debt	1,058,800	860,345	198,455	23.1%
Shareholders’ equity	1,448,339	1,282,971	165,368	12.9%

AVERAGE BALANCES:
Total assets	$13,478,675	$12,291,701	$1,186,974	9.7%
Loans, net of unearned income	9,227,642	8,379,369	848,273	10.1%
Deposits	9,449,677	8,776,316	673,361	7.7%
Short-term borrowings	1,487,295	1,211,397	275,898	22.8%
Long-term debt	995,478	873,129	122,349	14.0%
Shareholders’ equity	1,386,824	1,286,016	100,808	7.8%

FULTON FINANCIAL CORPORATION
CONSOLIDATED CONDENSED ENDING BALANCE SHEET (UNAUDITED)

	March 31		Variance
	2006	2005	$	%
	(dollars in thousands)
ASSETS
Cash and due from banks	$398,111	$336,039	$62,072	18.5%
Loans held for sale	202,751	227,618	(24,867)	-10.9%
Other interest-earning assets	35,657	84,123	(48,466)	-57.6%
Investment securities	2,790,622	2,385,358	405,264	17.0%
Loans, net of unearned	9,718,710	7,682,687	2,036,023	26.5%
Allowance for loan losses	(106,195)	(90,127)	(16,068)	17.8%

Net Loans	9,612,515	7,592,560	2,019,955	26.6%
Premises and equipment	182,115	149,492	32,623	21.8%
Accrued interest receivable	60,145	42,214	17,931	42.5%
Goodwill and intangible assets	667,387	388,260	279,127	71.9%
Other assets	225,182	212,654	12,528	5.9%

Total Assets	$14,174,485	$11,418,318	$2,756,167	24.1%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$9,953,846	$7,976,162	$1,977,684	24.8%
Short-term borrowings	1,530,381	1,265,360	265,021	20.9%
Long-term debt	1,058,800	773,129	285,671	36.9%
Other liabilities	183,119	163,156	19,963	12.2%

Total Liabilities	12,726,146	10,177,807	2,548,339	25.0%
Shareholders’ equity	1,448,339	1,240,511	207,828	16.8%

Total Liabilities and Shareholders’ Equity	$14,174,485	$11,418,318	$2,756,167	24.1%

LOANS AND DEPOSITS DETAIL:

Loans, by type:
Commercial — industrial and financial	$2,412,836	$1,975,980	$436,856	22.1%
Commercial — agricultural	325,140	319,647	5,493	1.7%
Real estate — commercial mortgage	3,020,376	2,540,554	479,822	18.9%
Real estate — residential mortgage and home equity	2,020,213	1,660,890	359,323	21.6%
Real estate — construction	1,343,364	652,819	690,545	105.8%
Consumer	515,236	475,126	40,110	8.4%
Leasing and other	81,545	57,671	23,874	41.4%

Total Loans, net of unearned income	$9,718,710	$7,682,687	$2,036,023	26.5%

Deposits, by type:
Noninterest-bearing demand	$1,958,958	$1,579,400	$379,558	24.0%
Interest-bearing demand	1,684,287	1,479,124	205,163	13.9%
Savings deposits	2,341,840	1,916,942	424,898	22.2%
Time deposits	3,968,761	3,000,696	968,065	32.3%

Total Deposits	$9,953,846	$7,976,162	$1,977,684	24.8%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended
	March 31		Variance
	2006	2005	$	%
	(dollars in thousands, except per-share data)
Interest Income:
Loans, including fees	$161,114	$115,938	$45,176	39.0%
Investment securities:
Taxable	22,539	18,261	4,278	23.4%
Tax-exempt	3,533	2,849	684	24.0%
Dividends	1,345	1,084	261	24.1%
Loans held for sale	3,458	2,502	956	38.2%
Other interest income	663	176	487	276.7%

Total Interest Income	192,652	140,810	51,842	36.8%

Interest Expense:
Deposits	50,190	27,808	22,382	80.5%
Short-term borrowings	15,306	6,824	8,482	124.3%
Long-term debt	12,113	7,930	4,183	52.7%

Total Interest Expense	77,609	42,562	35,047	82.3%

Net Interest Income	115,043	98,248	16,795	17.1%
Provision for Loan Losses	1,000	800	200	25.0%

Net Interest Income after Provision	114,043	97,448	16,595	17.0%

Other Income:
Investment management & trust services	10,032	9,019	1,013	11.2%
Service charges on deposit accounts	10,247	9,332	915	9.8%
Other service charges and fees	6,654	5,556	1,098	19.8%
Gain on sale of mortgage loans	4,772	6,049	(1,277)	-21.1%
Investment securities gains	2,665	3,315	(650)	-19.6%
Other	2,237	2,582	(345)	-13.4%

Total Other Income	36,607	35,853	754	2.1%

Other Expenses:
Salaries and employee benefits	49,929	44,297	5,632	12.7%
Net occupancy expense	8,589	7,498	1,091	14.6%
Equipment expense	3,593	3,070	523	17.0%
Data processing	2,909	3,169	(260)	-8.2%
Advertising	2,253	1,973	280	14.2%
Intangible amortization	1,852	1,179	673	57.1%
Other	18,891	12,642	6,249	49.4%

Total Other Expenses	88,016	73,828	14,188	19.2%

Income Before Income Taxes	62,634	59,473	3,161	5.3%
Income Taxes	18,755	18,037	718	4.0%

Net Income	$43,879	$41,436	$2,443	5.9%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.27	$0.26	$0.01	3.8%
Diluted	0.27	0.26	0.01	3.8%

Cash dividends	$0.145	$0.132	$0.01	9.8%
Book value	8.74	7.88	0.86	10.9%
Tangible book value	4.71	5.42	(0.71)	-13.1%

Weighted average shares (basic)	162,731	157,351	5,380	3.4%
Weighted average shares (diluted)	164,926	159,388	5,538	3.5%
Shares outstanding, end of period	165,746	157,340	8,406	5.3%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.32%	1.50%
Return on average equity	12.83%	13.43%
Return on average equity (tangible)	23.01%	19.83%
Net interest margin	3.88%	3.96%
Efficiency ratio	56.8%	54.6%
Average equity to average assets	10.3%	11.2%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended March 31
	2006			2005
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$9,227,642	$161,883	7.11%	$7,605,523	$116,691	6.21%
Taxable investment securities	2,186,073	22,539	4.13%	1,984,864	18,261	3.67%
Tax-exempt investment securities	435,959	5,185	4.76%	335,355	4,254	5.07%
Equity securities	145,011	1,559	4.33%	124,822	1,270	4.22%

Total Investment Securities	2,767,043	29,283	4.24%	2,445,041	23,785	3.89%
Loans held for sale	199,441	3,458	6.94%	182,130	2,502	5.49%
Other interest-earning assets	63,388	663	4.23%	28,699	176	2.49%

Total Interest-earning Assets	12,257,514	195,287	6.45%	10,261,393	143,154	5.64%

Noninterest-earning assets:
Cash and due from banks	358,481			322,793
Premises and equipment	177,761			149,017
Other assets	786,918			571,335
Less: allowance for loan losses	(101,999)			(90,489)

Total Assets	$13,478,675			$11,214,049

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,666,506	$5,738	1.40%	$1,494,984	$2,970	0.81%
Savings deposits	2,272,788	10,398	1.85%	1,911,820	4,466	0.95%
Time deposits	3,744,503	34,054	3.69%	2,996,321	20,372	2.76%

Total Interest-bearing Deposits	7,683,797	50,190	2.65%	6,403,125	27,808	1.76%
Short-term borrowings	1,487,295	15,306	4.13%	1,239,454	6,824	2.21%
Long-term debt	995,478	12,113	4.93%	683,472	7,930	4.71%

Total Interest-bearing Liabilities	10,166,570	77,609	3.09%	8,326,051	42,562	2.07%

Noninterest-bearing liabilities:
Demand deposits	1,765,880			1,509,118
Other	159,401			127,187

Total Liabilities	12,091,851			9,962,356
Shareholders’ equity	1,386,824			1,251,693

Total Liabilities and Shareholders’ Equity	$13,478,675			$11,214,049

Net interest income/net interest margin (fully taxable equivalent)		117,678	3.88%		100,592	3.96%

Tax equivalent adjustment		(2,635)			(2,344)

Net interest income		$115,043			$98,248

(1) Presented on a tax-equivalent basis using 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:

	Quarter Ended
	March 31		Variance
	2006	2005	$	%
	(dollars in thousands)
Loans, by type:
Commercial — industrial and financial	$2,278,597	$2,004,879	$273,718	13.7%
Commercial — agricultural	327,929	326,699	1,230	0.4%
Real estate — commercial mortgage	2,944,676	2,439,800	504,876	20.7%
Real estate — residential mortgage and home equity	1,925,542	1,654,281	271,261	16.4%
Real estate — construction	1,163,368	638,281	525,087	82.3%
Consumer	516,350	478,615	37,735	7.9%
Leasing and other	71,180	62,968	8,212	13.0%

Total Loans, net of unearned income	$9,227,642	$7,605,523	$1,622,119	21.3%

Deposits, by type:
Noninterest-bearing demand	$1,765,880	$1,509,118	$256,762	17.0%
Interest-bearing demand	1,666,506	1,494,984	171,522	11.5%
Savings deposits	2,272,788	1,911,820	360,968	18.9%
Time deposits	3,744,503	2,996,321	748,182	25.0%

Total Deposits	$9,449,677	$7,912,243	$1,537,434	19.4%

FULTON FINANCIAL CORPORATION
CONSOLIDATED CONDENSED ENDING BALANCE SHEET (UNAUDITED)

	Quarter Ended		Variance
	March 31	December 31
	2006	2005	$	%
		(dollars in thousands)
ASSETS
Cash and due from banks	$398,111	$368,043	$30,068	8.2%
Loans held for sale	202,751	243,378	(40,627)	-16.7%
Other interest-earning assets	35,657	31,932	3,725	11.7%
Investment securities	2,790,622	2,562,145	228,477	8.9%
Loans, net of unearned	9,718,710	8,424,728	1,293,982	15.4%
Allowance for loan losses	(106,195)	(92,847)	(13,348)	14.4%

Net Loans	9,612,515	8,331,881	1,280,634	15.4%
Premises and equipment	182,115	170,254	11,861	7.0%
Accrued interest receivable	60,145	53,261	6,884	12.9%
Goodwill and intangible assets	667,387	448,422	218,965	48.8%
Other assets	225,182	192,239	32,943	17.1%

Total Assets	$14,174,485	$12,401,555	$1,772,930	14.3%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$9,953,846	$8,804,839	$1,149,007	13.0%
Short-term borrowings	1,530,381	1,298,962	231,419	17.8%
Long-term debt	1,058,800	860,345	198,455	23.1%
Other liabilities	183,119	154,438	28,681	18.6%

Total Liabilities	12,726,146	11,118,584	1,607,562	14.5%
Shareholders’ equity	1,448,339	1,282,971	165,368	12.9%

Total Liabilities and Shareholders’ Equity	$14,174,485	$12,401,555	$1,772,930	14.3%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,412,836	$2,044,010	$368,826	18.0%
Commercial — agricultural	325,140	331,659	(6,519)	-2.0%
Real estate — commercial mortgage	3,020,376	2,831,405	188,971	6.7%
Real estate — residential mortgage and home equity	2,020,213	1,774,260	245,953	13.9%
Real estate — construction	1,343,364	851,451	491,913	57.8%
Consumer	515,236	519,094	(3,858)	-0.7%
Leasing and other	81,545	72,849	8,696	11.9%

Total Loans, net of unearned income	$9,718,710	$8,424,728	$1,293,982	15.4%

Deposits, by type:
Noninterest-bearing demand	$1,958,958	$1,672,637	$286,321	17.1%
Interest-bearing demand	1,684,287	1,637,007	47,280	2.9%
Savings deposits	2,341,840	2,125,475	216,365	10.2%
Time deposits	3,968,761	3,369,720	599,041	17.8%

Total Deposits	$9,953,846	$8,804,839	$1,149,007	13.0%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended		Variance
	March 31	December 31
	2006	2005	$	%
	(dollars in thousands, except per-share data)
Interest Income:
Loans, including fees	$161,114	$143,698	$17,416	12.1%
Investment securities:
Taxable	22,539	19,685	2,854	14.5%
Tax-exempt	3,533	3,209	324	10.1%
Dividends	1,345	1,200	145	12.1%
Loans held for sale	3,458	3,967	(509)	-12.8%
Other interest income	663	520	143	27.5%

Total Interest Income	192,652	172,279	20,373	11.8%

Interest Expense:
Deposits	50,190	43,382	6,808	15.7%
Short-term borrowings	15,306	11,021	4,285	38.9%
Long-term debt	12,113	9,951	2,162	21.7%

Total Interest Expense	77,609	64,354	13,255	20.6%

Net Interest Income	115,043	107,925	7,118	6.6%
Provision for Loan Losses	1,000	780	220	28.2%

Net Interest Income after Provision	114,043	107,145	6,898	6.4%

Other Income:
Investment management & trust services	10,032	8,954	1,078	12.0%
Service charges on deposit accounts	10,247	10,418	(171)	-1.6%
Other service charges and fees	6,654	5,678	976	17.2%
Gain on sale of mortgage loans	4,772	5,505	(733)	-13.3%
Investment securities gains	2,665	987	1,678	170.0%
Other	2,237	2,390	(153)	-6.4%

Total Other Income	36,607	33,932	2,675	7.9%

Other Expenses:
Salaries and employee benefits	49,929	45,595	4,334	9.5%
Net occupancy expense	8,589	7,769	820	10.6%
Equipment expense	3,593	2,777	816	29.4%
Data processing	2,909	2,805	104	3.7%
Advertising	2,253	2,579	(326)	-12.6%
Intangible amortization	1,852	1,454	398	27.4%
Other	18,891	19,758	(867)	-4.4%

Total Other Expenses	88,016	82,737	5,279	6.4%

Income Before Income Taxes	62,634	58,340	4,294	7.4%
Income taxes	18,755	17,434	1,321	7.6%

Net Income	$43,879	$40,906	$2,973	7.3%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.27	$0.26	$0.01	3.8%
Diluted	0.27	0.26	0.01	3.8%

Cash dividends	$0.145	$0.145	$—	—
Book value	8.74	8.17	0.57	7.0%
Tangible book value	4.71	5.32	(0.61)	-11.5%

Weighted average shares (basic)	162,731	156,978	5,753	3.7%
Weighted average shares (diluted)	164,926	158,913	6,013	3.8%
Shares outstanding, end of period	165,746	157,017	8,729	5.6%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.32%	1.32%
Return on average equity	12.83%	12.62%
Return on average equity (tangible)	23.01%	19.82%
Net interest margin	3.88%	3.92%
Efficiency ratio	56.8%	56.7%
Average equity to average assets	10.3%	10.5%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended
	March 31, 2006			December 31, 2005
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$9,227,642	$161,883	7.11%	$8,379,369	$144,469	6.84%
Taxable investment securities	2,186,073	22,539	4.13%	2,014,984	19,620	3.89%
Tax-exempt investment securities	435,959	5,185	4.76%	410,716	4,726	4.60%
Equity securities	145,011	1,559	4.33%	139,609	1,502	4.29%

Total Investment Securities	2,767,043	29,283	4.24%	2,565,309	25,848	4.03%
Loans held for sale	199,441	3,458	6.94%	237,854	3,967	6.67%
Other interest-earning assets	63,388	663	4.23%	54,070	520	3.82%

Total Interest-earning Assets	12,257,514	195,287	6.45%	11,236,602	174,804	6.20%

Noninterest-earning assets:
Cash and due from banks	358,481			349,665
Premises and equipment	177,761			168,239
Other assets	786,918			632,024
Less: allowance for loan losses	(101,999)			(94,829)

Total Assets	$13,478,675			$12,291,701

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,666,506	$5,738	1.40%	$1,623,138	$4,921	1.20%
Savings deposits	2,272,788	10,398	1.85%	2,157,382	9,152	1.68%
Time deposits	3,744,503	34,054	3.69%	3,369,231	29,309	3.45%

Total Interest-bearing Deposits	7,683,797	50,190	2.65%	7,149,751	43,382	2.41%
Short-term borrowings	1,487,295	15,306	4.13%	1,211,397	11,021	3.57%
Long-term debt	995,478	12,113	4.93%	873,129	9,983	4.54%

Total Interest-bearing Liabilities	10,166,570	77,609	3.09%	9,234,277	64,386	2.76%

Noninterest-bearing liabilities:
Demand deposits	1,765,880			1,626,565
Other	159,401			144,842

Total Liabilities	12,091,851			11,005,684
Shareholders’ equity	1,386,824			1,286,017

Total Liabilities and Shareholders’ Equity	$13,478,675			$12,291,701

Net interest income/net interest margin (fully taxable equivalent)		117,678	3.88%		110,418	3.92%

Tax equivalent adjustment		(2,635)			(2,493)

Net interest income		$115,043			$107,925

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:

	Quarter Ended
	March 31	December 31	Variance
	2006	2005	$	%
	(dollars in thousands)
Loans, by type:
Commercial — industrial and financial	$2,278,597	$2,066,785	$211,812	10.2%
Commercial — agricultural	327,929	328,771	(842)	-0.3%
Real estate — commercial mortgage	2,944,676	2,778,906	165,770	6.0%
Real estate — residential mortgage and home equity	1,925,542	1,764,143	161,399	9.1%
Real estate — construction	1,163,368	842,987	320,381	38.0%
Consumer	516,350	523,442	(7,092)	-1.4%
Leasing and other	71,180	74,335	(3,155)	-4.2%

Total Loans, net of unearned income	$9,227,642	$8,379,369	$848,273	10.1%

Deposits, by type:
Noninterest-bearing demand	$1,765,880	$1,626,565	$139,315	8.6%
Interest-bearing demand	1,666,506	1,623,138	43,368	2.7%
Savings deposits	2,272,788	2,157,382	115,406	5.3%
Time deposits	3,744,503	3,369,231	375,272	11.1%

Total Deposits	$9,449,677	$8,776,316	$673,361	7.7%

FULTON FINANCIAL CORPORATION
LOAN QUALITY INFORMATION (UNAUDITED)

	Quarter Ended
	March 31
	2006	2005
	(dollars in thousands)
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$92,847	$89,627

Loans charged-off	(1,500)	(1,819)
Recoveries of loans previously charged-off	857	1,519

Net loans charged-off	(643)	(300)
Provision for loan losses	1,000	800
Allowance purchased	12,991	—

Balance at end of period	$106,195	$90,127

Net charge-offs to average loans (annualized)	0.03%	0.02%

NON-PERFORMING ASSETS:
Nonaccrual loans	$34,716	$19,232
Accruing loans 90+ days overdue	13,126	6,545
Other real estate owned	2,011	3,244

Total non-performing assets	$49,853	$29,021

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	0.36%	0.25%
Nonperforming assets to total loans and OREO	0.51%	0.38%
Nonperforming assets to total assets	0.35%	0.25%
Allowance for loan losses to loans outstanding	1.09%	1.17%
Allowance /nonperforming loans	222%	350%

	Quarter Ended
	March 31	December 31
	2006	2005
	(dollars in thousands)
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$92,847	$93,936

Loans charged-off	(1,500)	(3,100)
Recoveries of loans previously charged-off	857	1,231

Net loans charged-off	(643)	(1,869)
Provision for loan losses	1,000	780
Allowance purchased	12,991	—

Balance at end of period	$106,195	$92,847

Net charge-offs to average loans (annualized)	0.03%	0.09%

NON-PERFORMING ASSETS:
Nonaccrual loans	$34,716	$36,560
Accruing loans 90+ days overdue	13,126	9,012
Other real estate owned	2,011	2,072

Total non-performing assets	$49,853	$47,644

ASSET QUALITY RATIOS:
Nonaccrual loans to total loans	0.36%	0.43%
Nonperforming assets to total loans and OREO	0.51%	0.57%
Nonperforming assets to total assets	0.35%	0.38%
Allowance for loan losses to loans outstanding	1.09%	1.10%
Allowance/nonperforming loans	222%	204%

FULTON FINANCIAL CORPORATION
COLUMBIA BANCORP — ACQUIRED BALANCES (UNAUDITED)
FEBRUARY 1, 2006
NOTE: The following table presents a summary of the balances added to the Corporation as a result of its February 1, 2006 acquisition of Columbia Bancorp. The balances presented include a preliminary allocation of the purchase price.

ASSETS

Cash and due from banks	$46,407
Other interest-earning assets	16,854
Investment securities	113,771
Loans, net of unearned	1,065,675
Allowance for loan losses	(12,991)

Net Loans	1,052,684
Premises and equipment	7,904
Accrued interest receivable	6,656
Goodwill and intangible assets	218,928
Other assets	84,952

Total Assets	$1,548,156

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$968,936
Short-term borrowings	184,083
Long-term debt	80,136
Other liabilities	9,223

Total Liabilities	1,242,378
Shareholders’ equity	305,778

Total Liabilities and Shareholders’ Equity	$1,548,156

LOANS AND DEPOSITS DETAIL:

Loans, by type:
Commercial — industrial and financial	$276,930
Real estate — commercial mortgage	139,560
Real estate — residential mortgage and home equity	212,292
Real estate — construction	432,722
Consumer	3,385
Leasing and other	786

Total Loans, net of unearned income	$1,065,675

Deposits, by type:
Noninterest-bearing demand	$249,458
Interest-bearing demand	84,666
Savings deposits	170,725
Time deposits	464,087

Total Deposits	$968,936